This is filed pursuant to Rule 497(e).
File Nos. 33-7812 and 811-04791.

[LOGO] ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
--------------------------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2005
                        (as amended October 27, 2005)

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2005, for the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio and New York Portfolio (each a "Portfolio" and together, the "Portfolios") of the AllianceBernstein Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the Prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Financial statements for the Fund for the year ended October 31, 2004 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS

                                                                           Page

Investment Policies and Restrictions......................................
Management of the Fund....................................................
Expenses of the Fund......................................................
Purchase of Shares........................................................
Redemption and Repurchase of Shares.......................................
Shareholder Services......................................................
Net Asset Value...........................................................
Dividends, Distributions and Taxes........................................
Brokerage and Portfolio Transactions......................................
General Information.......................................................
Financial Statements and Report of Independent Registered
  Public Accounting Firm..................................................
Appendix A: Bond and Commercial Paper Ratings.............................A-1
Appendix B: Futures Contracts and Related Options.........................B-1
Appendix C: Options on Municipal and U.S. Government Securities...........C-1
Appendix D: Statement of Policies and Procedures for Voting Proxies.......D-1

----------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

          The Fund is an open-end investment company comprising the diversified National and Insured National Portfolios and the non-diversified California, Insured California and New York Portfolios. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

National and Insured National Portfolios
----------------------------------------

          The National Portfolio and Insured National Portfolio are diversified and, under the 1940 Act, may not change this policy without a shareholder vote. As a matter of fundamental policy, the National Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the Alternative Minimum Tax ("AMT").

          As a matter of fundamental policy, the Insured National Portfolio invests, under normal circumstances, at least (i) 80% of its net assets in municipal securities with interest which is exempt from federal income tax, including the AMT, and (ii) 65% of its total assets in insured securities. The Insured National Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of these policies, net assets include any borrowings for investment purposes. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities.

          The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects:

          - whereas the National Portfolio invests (and is permitted to invest without limit) in AMT-Subject bonds, the Insured National Portfolio invests principally in AMT-Exempt bonds; and

          - as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. As described above, the Insured National Portfolio normally invests at least 80% of its net assets in insured securities.

State Portfolios
----------------

          Each of the California Portfolio, Insured California Portfolio and New York Portfolio (the "State Portfolios") is non-diversified and invests principally in municipal securities substantially all the interest from which (and substantially all the related dividends to shareholders) is exempt from federal income tax and from personal income tax in the named State. Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio, other than the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

          Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named State if such municipal securities generate interest exempt from federal income tax and personal income tax in the named State. When Alliance Capital Management L.P. ("Alliance" or the "Adviser") believes that municipal securities of the named State that meet the Portfolio's quality standards are not available, the Portfolio may invest in securities whose interest payments are only federally tax-exempt.

          California and Insured California Portfolios. As a matter of fundamental policy, the California Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax and at least 80% of its net assets in municipal securities of California or municipal securities with interest which is otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

          As a matter of fundamental policy, the Insured California Portfolio invests, under normal circumstances, at least (i) 80% of its net assets in municipal securities with interest which is exempt from federal income tax, including the AMT, (ii) 65% of its total assets in insured securities, and (iii) 80% of its net assets in municipal securities of California or municipal securities with interest which is otherwise exempt from California state income tax. The Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, and the fundamental policies above, net assets include any borrowings for investment purposes.

          New York Portfolio. As a matter of fundamental policy, the New York Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax and at least 80% of its net assets in municipal securities of New York or municipal securities with interest which is otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

Other Investment Policies
-------------------------

          Each Portfolio will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by Alliance to be of comparable quality. In addition, each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.

          The Portfolios will limit their investments in illiquid securities to 10% of their net assets.

Insurance Feature of the Insured National
and Insured California Portfolios
---------------------------------

          The Insured National Portfolio and Insured California Portfolio normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolio, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

          The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

Alternative Minimum Tax
-----------------------

          Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

          Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risk of Concentration In a Single State
---------------------------------------

          The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

          Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios-Principal Policies-Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

          The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated on November 16, 2004 with respect to New York and a Preliminary Official Statement dated November 23, 2004 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO
------------------

          The following is based on information obtained from the Annual Information Statement of the State of New York, dated September 19, 2004, and the Update to the Annual Information Statement dated November 16, 2004.

Debt Reform Act of 2000
-----------------------

          The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

          The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

          The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

          Debt outstanding and debt service costs for the 2003-04 and 2004-05 fiscal years are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

          For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          The amount of general obligation bonds issued in the 2003-04 fiscal year (excluding refunding bonds) was $139 million, and as of March 31, 2004, the total amount of general obligation debt outstanding was $3.8 billion. The 2004-05 Enacted Budget projects that about $150 million in general obligation bonds will be issued in 2004-05.

          Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

          The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. The 2004-05 Enacted Budget projects that $1.9 billion of State PIT Revenue Bonds will be issued in 2004-05.

New York Local Government Assistance Corporation
------------------------------------------------

          In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

          As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities
-----------------

          The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2003, there were 18 Authorities that had outstanding debt of $114.9 billion, only a portion of which constitutes State-supported or State-related debt.

          Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2004-05 fiscal year.

          Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

          The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA.

Certificates of Participation
-----------------------------

          The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

Current Fiscal Year
-------------------

          The State's current fiscal year began on April 1, 2004 and ends on March 31, 2005. The 2004-05 Executive Budget recommended actions to close a combined General Fund budget gap of over $5.1 billion. The recommendations included savings from spending restraint of $2.6 billion, revenue/fee increases of $972 million and $1.5 billion in other measures. The Executive Budget projected potential outyear budget gaps of $2.9 billion in 2005-06 and $4.4 billion in 2006-07.

          The Legislature completed action on the budget for the 2004-05 fiscal year on August 11, 2004. Consistent with prior years, the debt service bill was enacted by March 31, 2004. DOB estimates that, in comparison to the Executive Budget, the Legislative Budget Agreement identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 million to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.

          The Governor vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the current year to approximately $400 million. The vetoes are expected to generate comparable savings in 2005-06 and 2006-07. The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature. Under the State Constitution, the Legislature may take action on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

          The DOB, in close cooperation with State agencies, expects to develop a Fiscal Management Plan intended to balance the 2004-05 budget and reduce the outyear gaps. DOB expects that the Fiscal Management Plan will produce savings sufficient to balance the 2004-05 fiscal year and reduce the outyear gaps to the range of $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. It is expected that with a Fiscal Management Plan, the State will not need to borrow from the rainy day reserve of $794 million to end the fiscal year in balance on a cash basis in the General Fund.

          The DOB projects that All Funds spending will total $101.2 billion in 2004-05, an increase of $3.9 billion or 4.0 percent above actual 2003-04 results. When 2003-04 spending is adjusted to reflect certain deferrals, adjusted 2004-05 All Fund spending increases by $5.8 billion or 6.1 percent over 2003-04 levels.

2003-04 Fiscal Year
-------------------

          The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

          The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund ("TSRF")(the State's "rainy day fund") (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ("CRF")($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

          The State Legislature approved the annual budget for fiscal year 2003-04 on May 15, 2003, successfully overriding gubernatorial vetoes totaling $3.2 billion. On May 28, 2003, DOB issued its 2003-04 Enacted Budget Financial Plan summarizing the impact of the Legislature's actions and other events on the State's 2003-04 Financial Plan as submitted by the Governor in January 2003. DOB reported that the annual budget approved by the Legislature created a potential imbalance of $912 million in the General Fund, which DOB planned to correct through a combination of management actions and temporary Federal aid that the President had signed into law after the State Legislature had acted on the budget. At the time, the Legislature did not agree with DOB's Financial Plan estimates. General Fund actual results in 2003-04 were $69 million better than the initial DOB estimates, after excluding the impact of Federal aid.

2002-03 Fiscal Year
-------------------

          After deferring $1.9 billion in planned spending to 2003-04, the State ended the 2002-03 fiscal year on March 31, 2003 with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF, and $85 million in the Community Projects Fund. The closing fund balance excludes $627 million on deposit in the refund reserve account at the end of the 2002-03 fiscal year.

          General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion (6 percent) from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion (5 percent) from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 Fiscal Year
-------------------

          The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

          General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

          General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

Economic Overview
-----------------

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

          Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

          The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by income share. This sector accounts for slightly less employment and wages for the State than for the nation.

          The City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

          Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

          Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

          The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

          In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

Recent Developments
-------------------

          The World Trade Center terrorist attacks had a more severe impact on the New York economy than on that of any other state. New York City (the "City") is still recovering from the blow. However, there is evidence that the State economy has emerged from recession. Employment is projected to rise 0.3 percent in 2004, followed by growth of 0.9 percent in 2005. Wage income is projected to rise 5.6 percent in 2004, followed by growth of 4.7 percent for 2005. Employment, wage, and total personal income growth projected for 2004 and 2005 reflect the belief that the State economy is solidly on an expansionary path.

          In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a weaker performance in the financial sector than is currently projected. Higher energy prices and a new round of global instability appear to be having a more negative impact on equity markets than on the economy as a whole. A weaker financial market performance than expected could result in lower bonus payment growth than projected, although this impact would be largely felt during the first quarter of 2005. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

New York City
-------------

          The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City to market securities successfully in the public credit markets.

          In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the NYC MAC, to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

          Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2004-05 fiscal year, or thereafter.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

          The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2004-05 fiscal year or thereafter.

          Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2004-05 State Financial Plan. The State believes that the proposed 2004-05 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2004-05 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2004-05 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2004-05 State Financial Plan.

CALIFORNIA PORTFOLIO
--------------------

          The following is based on information obtained from a Preliminary Official Statement, dated November 23, 2004, relating to $782,000,000 State of California Various Purpose General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

          Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

          Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to
Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

          Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

          Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

          The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

          As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

          Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to approximately 39 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

          The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs.

State Indebtedness
------------------

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

          The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of October 1, 2004, the State had outstanding $46,825,047,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $33,042,521,000 of long-term general obligations bonds. This latter figure consists of $20,125,287,000 of general obligation bonds that are authorized by State finance committees to be issued initially as commercial paper notes and $12,917,234,000 of other authorized but unissued general obligation debt.

          The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $5.4 billion of variable rate general obligation bonds, representing 11.5% of the State's total outstanding general obligation bonds as of October 1, 2004.

          In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $4,078,129,000 General Fund-supported lease-purchase debt outstanding as of October 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

          As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in fiscal year 2002-03, including repayment of the 2002 RAWs. The State Controller issued $10.965 billion of RAWs on June 18, 2003, to provide enough additional cash to pay the maturing 2002 RANs and to pay other State obligations in June 2003 and in the first months of the 2003-04 fiscal year ("2003 RAWs"). The 2003 RAWs matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003, which matured and were paid in full on June 16, 2004. The most recent cash flow projections prepared by the Department of Finance anticipated the $6 billion of RANs issued on October 6, 2004, which are to mature on June 30, 2005.

Prior Fiscal Years' Budgets
---------------------------

          Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

          The economy grew strongly during the five fiscal years beginning in 1995-96, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2002-03 Budget
--------------------------

          The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Governor projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

          The 2002 Budget Act was signed by the Governor on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

          Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

          In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in the 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

Fiscal Year 2003-04 Budget
--------------------------

          The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. As a result, the 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

          On May 14, 2003, the Governor released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds in April 2003. As a result principally of the loss of the tobacco securitization proceeds, the May Revision estimate of the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

Current Fiscal Year Budget
--------------------------

          The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision, released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

          After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

          Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

          The 2004 Budget Act contains the following major components:

          1. The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would other be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

          2. A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved.

          3. While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign.

          4. The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount $577 million is reflected as a revenue transfer and $352 million as savings.

          5. As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

Economic Overview
-----------------

          California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized, with 136,300 jobs gained between July 2003 and June 2004, compared with 341,200 jobs lost between March 2001 and July 2003.

          The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.

Litigation
----------

          The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

Insurance Feature
-----------------

          The insurance feature is generally described in the Prospectus under "Description of the Portfolios - Principal Policies--Insurance Feature of the Insured National and Insured California Portfolios". Although the Insured National and Insured California Portfolios may purchase municipal notes that are insured, municipal notes generally are not insured. Accordingly, the Insured National and Insured California Portfolios do not presently expect that any significant portion of the municipal notes they purchase will be covered by insurance. Securities other than municipal bonds and notes purchased by the Portfolios will not be covered by insurance.

          The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline companies provided any such company has a claims-paying ability rated "A" or better by S&P or Moody's. The Adviser is aware of seven such insurers, MBIA Insurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., a separately capitalized member of the Dexia group, a group of European financial services companies. ACA Financial Guaranty Corporation ("ACA"), a wholly-owned subsidiary of American Capital Access Holdings Limited, and Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc., and XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

          It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios reduces credit risk by ensuring that a Portfolio will receive payment of principal and interest within 30 days of receipt of notice that non-payment has occurred, it does not protect against market fluctuations caused by changes in interest rates and other factors. The notice requirement applies to each missed payment of principal or interest.

          The information relating to MBIA, FGIC, Ambac, FSA, ACA, Radian and XLCA contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

          MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands and Puerto Rico. As of September 30, 2004, MBIA had total assets of $30,800 million, and total liabilities of $24,269 million. The address of MBIA is 113 King Street, Armonk, New York 10504.

          FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2004, FGIC had total assets of $3,250.1 million and total liabilities of $1,141.6 million. The address of FGIC is 125 Park Avenue, New York, New York 10017.

          Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia and Puerto Rico. As of September 30, 2004, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $16,992.4 million and total liabilities of $12,183.6 million. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

          FSA. FSA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2004, Financial Security Assurance Holdings Ltd. and its subsidiaries held, on a consolidated basis, total assets of $15,624.6 million and total liabilities of $13,192.7 million. The registered office of FSA is located at 350 Park Avenue, New York, New York 10022.

          ACA. ACA is a Maryland-domiciled insurance company specializing in guaranteeing transactions in underserved segments of the municipal, structured finance, international and special surety markets. ACA is licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. ACA was founded in 1997 with an initial capitalization of $242 million consisting of $117 million cash capitalization, a $50 million capital facility from Zurich Reinsurance, N.A., and a $75 million excess of loss reinsurance policy from Capital Reinsurance Company. As of June 30, 2004, ACA Capital Holdings, Inc. and its subsidiaries had assets of $4,173.9 million and total liabilities of $3,958.4 million, on a consolidated basis. ACA's principal business office is located at 140 Broadway, New York, New York 10005.

          Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2004, Radian Group, Inc. and its subsidiaries held total assets of $6.7 billion and total liabilities of $3.2 billion. Radian's principal business office is located at 335 Madison Avenue, 25th Floor, New York, New York 10017.

          XLCA. XLCA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. XLCA is a wholly-owned subsidiary of XL Capital Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30, 2004, XL Capital Ltd. had consolidated assets of $46.8 billion and total liabilities of $39.5 billion. XLCA's principal business office is located at 1221 Avenue of the Americas, New York, New York, 10020.

Additional Investment Policies
------------------------------

          Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

          General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

          Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

          Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

          Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

          A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

          Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

          Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

          Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

          Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

          Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

          Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long- term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

          Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

          There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

          Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions and, in the case of the Insured National and Insured California Portfolios, after taking into account the cost of any insurance obtainable on such municipal securities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

          After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

          Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

          The Portfolios have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to regulation as a pool operator under that Act. The Portfolios have adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

          The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

          For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix B.

          Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A straddle is a combination of a call and a put written on the same underlying security.

          The Portfolios intend to write call options for cross- hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

          If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

          The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Description of Additional Investment Practices -- Illiquid Securities" in the Prospectus.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and who are on the Adviser's approved list of swap counterparties for that Portfolio.

          A Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing less than 75% of its total assets in municipal securities rated lower than Baa or BBB. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

          Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

          A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

          Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolios hedging its assets liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and who are on the Adviser's approved list of swap counterparties for that Portfolio. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

          The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

          There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

          When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

          When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

          General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

          Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

          Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 10% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

          Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

          Special Risk Considerations. Securities rated Baa are considered by Moody's or BBB by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

          The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

          The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

          The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

          Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

          In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investment Restrictions
-----------------------

          Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

          Each of the National, Insured National, California and New York Portfolios may not:

          (1) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government securities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

          (2) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

          (3) make short sales of securities, maintain a short position or purchase securities on margin;

          (4) participate on a joint or joint and several basis in any securities trading account;

          (5) issue any senior security within the meaning of the 1940 Act;

          (6) make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7 below, and (iii) entering into repurchase agreements;

          (7) act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

          (8) invest in commodities or commodity contracts, except that a Portfolio may invest in futures contracts and options thereon;

          (9) purchase or sell real estate; or

          (10) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made.

          The Insured California Portfolio may not:

          (1) invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or in U.S. Government securities;

          (2) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Insured California Portfolio's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of the value of the Insured California Portfolio's total assets at the time of such borrowing. All borrowings at any time outstanding will be repaid before any additional investments are made. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Insured California Portfolio by enabling it to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.);

          (3) make loans, except to the extent the Insured California Portfolio's investments described in the Prospectus may be considered to be loans;

          (4) have more than 5% of its assets invested in repurchase agreements with the same dealer;

          (5) purchase or sell real estate (but without limitation on the purchase of municipal securities secured by real estate or interests therein), issue senior securities, purchase commodities or commodity contracts (except that the Insured California Portfolio may invest in futures contracts), engage in short sales or purchase securities on margin except that this paragraph (5) shall not limit the Insured California Portfolio from borrowing or pledging assets as provided in paragraph (1); or

          (6) underwrite securities issued by other persons or purchase any securities as to which it would be deemed an underwriter under the Securities Act except to the extent the Insured California Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2004, totaling approximately $487 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2004, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.6% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("Equitable") and certain subsidiaries of Equitable beneficially owned approximately 57.8% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.3% in Alliance. As of September 30, 2004, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $393,330 in respect of such services during the fiscal year of the Fund ended October 31, 2004.

          Under the terms of the Advisory Agreement, the National, New York and California Portfolios paid the Adviser an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Advisory Agreement provides for a fee at an annual rate of .625% of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Advisory Agreement provides for a fee at an annual rate of .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed for the Class A, Class B and Class C shares, 0.68%, 1.38% and 1.38%, respectively, for the National Portfolio; 1.04%, 1.74% and 1.74%, respectively, for the Insured National Portfolio; 0.77%, 1.47% and 1.47%, respectively, for the California Portfolio; and 0.58%, 1.28% and 1.28%, respectively, for the New York Portfolio. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Portfolio's fiscal year end.

          Effective as of January 1, 2004, the Adviser voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced advisory fees to 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% of the excess over $5 billion of the average daily net assets for each Portfolio. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fees to this amount.

          For the fiscal year ended October 31, 2002, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,075,159, $1,339,567, $3,525,018, $7,641,348 and $1,134,269, respectively. Of such amounts, $2,771,108, $249,999,
$2,679,013, $3,056,539 and $0, respectively, was waived by the Adviser.

          For the fiscal year ended October 31, 2003, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,729,811, $1,253,454, $3,449,588, $7,257,720 and $1,052,043, respectively. Of such amounts, $2,536,272, $250,000,
$2,621,688, $2,903,087 and $0, respectively, was waived by the Adviser.

          For the fiscal year ended October 31, 2004, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,100,326, $1,049,618, $2,964,604, $5,813,783, and $860,472, respectively. Of such amounts, $1,452,587, $38,777,
$1,638,328, $1,030,577 and $0, respectively, was waived by the Adviser under the contractual fee waiver, and $614,577, $208,360, $584,907, $1,151,766 and
$109,407 was waived by the Adviser under the agreement with the New York Attorney General.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement continues in effect with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement for each Portfolio for another annual term at their meeting held on June 15-17, 2004.

          The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Portfolios' Portfolio Managers
----------------------------------------------------------

          The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III, David M. Dowden and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
1 Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


          Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of December 31, 2004 and March 31, 2005.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)

                             As of December 31, 2004       As of March 31, 2005
New York Portfolio
Terrance T. Hults                $10,001-$50,000             $10,001-$50,000

New Jersey Portfolio
David M. Dowden                  $10,001-$50,000             $10,001-$50,000

----------
2 The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


          As of March 31, 2005, Alliance Capital employees had approximately $455,549,796 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

- California Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                     Number of     Total Assets
                       Total         Total           Registered    of Registered
                       Number of     Assets of       Investment    Investment
                       Registered    Registered      Companies     Companies
                       Investment    Investment      Managed with  Managed with
                       Companies     Companies       Performance-  Performance-
Portfolio Manager      Managed       Managed         based Fees    based Fees
-----------------      -------       -------         ----------    ----------

Michael Brooks          27        $10,579,554,532      None           None
Fred S. Cohen           27        $10,579,554,532      None           None
R. B. Davidson III      27        $10,579,554,532      None           None
David M. Dowden         27        $10,579,554,532      None           None
Terrance T. Hults       27        $10,579,554,532      None           None


- Insured California Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                     Number of     Total Assets
                       Total         Total           Registered    of Registered
                       Number of     Assets of       Investment    Investment
                       Registered    Registered      Companies     Companies
                       Investment    Investment      Managed with  Managed with
                       Companies     Companies       Performance-  Performance-
Portfolio Manager      Managed       Managed         based Fees    based Fees
-----------------      -------       -------         ----------    ----------

Michael Brooks          27        $11,336,139,015       None          None
Fred S. Cohen           27        $11,336,139,015       None          None
R. B. Davidson III      27        $11,336,139,015       None          None
David M. Dowden         27        $11,336,139,015       None          None
Terrance T. Hults       27        $11,336,139,015       None          None


- Insured National Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                     Number of     Total Assets
                       Total         Total           Registered    of Registered
                       Number of     Assets of       Investment    Investment
                       Registered    Registered      Companies     Companies
                       Investment    Investment      Managed with  Managed with
                       Companies     Companies       Performance-  Performance-
Portfolio Manager      Managed       Managed         based Fees    based Fees
-----------------      -------       -------         ----------    ----------

Michael Brooks          27        $11,310,887,203       None           None
Fred S. Cohen           27        $11,310,887,203       None           None
R. B. Davidson III      27        $11,310,887,203       None           None
David M. Dowden         27        $11,310,887,203       None           None
Terrance T. Hults       27        $11,310,887,203       None           None


- National Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                     Number of     Total Assets
                       Total         Total           Registered    of Registered
                       Number of     Assets of       Investment    Investment
                       Registered    Registered      Companies     Companies
                       Investment    Investment      Managed with  Managed with
                       Companies     Companies       Performance-  Performance-
Portfolio Manager      Managed       Managed         based Fees    based Fees
-----------------      -------       -------         ----------    ----------

Michael Brooks          27        $10,997,422,755       None           None
Fred S. Cohen           27        $10,997,422,755       None           None
R. B. Davidson III      27        $10,997,422,755       None           None
David M. Dowden         27        $10,997,422,755       None           None
Terrance T. Hults       27        $10,997,422,755       None           None


- New York Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                     Number of     Total Assets
                       Total         Total           Registered    of Registered
                       Number of     Assets of       Investment    Investment
                       Registered    Registered      Companies     Companies
                       Investment    Investment      Managed with  Managed with
                       Companies     Companies       Performance-  Performance-
Portfolio Manager      Managed       Managed         based Fees    based Fees
-----------------      -------       -------         ----------    ----------

Michael Brooks          27        $11,001,228,894      None            None
Fred S. Cohen           27        $11,001,228,894      None            None
R. B. Davidson III      27        $11,001,228,894      None            None
David M. Dowden         27        $11,001,228,894      None            None
Terrance T. Hults       27        $11,001,228,894      None            None


- All Portfolios

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                           Total        Total       of Pooled      of Pooled
                           Number       Assets      Investment     Investment
                           of Pooled    of Pooled   Vehicles       Vehicles
                           Investment   Investment  Managed with   Managed with
                           Vehicles     Vehicles    Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks              None         None        None           None
Fred S. Cohen               None         None        None           None
R. B. Davidson III          None         None        None           None
David M. Dowden             None         None        None           None
Terrance T. Hults           None         None        None           None


- All Portfolios

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS(3)

--------------------------------------------------------------------------------

                                                    Number
                        Total        Total          of Other       Total Assets
                        Number       Assets         Accounts       of Other
                        of Other     of Other       Managed with   Accounts with
                        Accounts     Accounts       Performance-   Performance-
Portfolio Manager       Managed      Managed        based Fees     based Fees
-----------------       -------      -------        ----------     ----------

Michael Brooks          1,191      $8,980,352,465      7           $150,810,365
Fred S. Cohen           1,191      $8,980,352,465      7           $150,810,365
R. B. Davidson III      1,191      $8,980,352,465      7           $150,810,365
David M. Dowden         1,191      $8,980,352,465      7           $150,810,365
Terrance T. Hults       1,191      $8,980,352,465      7           $150,810,365

----------
3 Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(4)

----------
4 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Directors and Officers
----------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                          PORTFOLIOS   OTHER
                                                          IN FUND      DIRECTOR-
NAME, ADDRESS,                 PRINCIPAL                  COMPLEX      SHIPS
DATE OF BIRTH,                 OCCUPATION(S)              OVERSEEN     HELD BY
(YEAR ELECTED*)                DURING PAST 5 YEARS        BY DIRECTOR  DIRECTOR
---------------                -------------------        -----------  --------

INTERESTED DIRECTOR
Marc O. Mayer,**               Executive Vice President     66          None
1345 Avenue of the Americas,   of ACMC since 2001; prior
New York, NY 10105             thereto, Chief Executive
10-2-1957                      Officer of Sanford C.
(2003)                         Bernstein & Co., LLC
                               ("SCB & Co.") and its
                               predecessor since prior
                               to 2000.

DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #       Investment adviser and an   113          None
2 Sound View Drive,            independent consultant.
Suite 100,                     He was formerly Senior
Greenwich, CT 06830            Manager of Barrett
9-7-1932                       Associates, Inc., a
(1999)                         registered investment
                               adviser, with which he
                               had been associated since
                               prior to 2000.  He was
                               formerly Deputy
                               Comptroller and Chief
                               Investment Officer of the
                               State of New York and,
                               prior thereto, Chief
                               Investment Officer of the
                               New York Bank for Savings.

Ruth Block,***#                Formerly Executive Vice      96          None
500 S.E. Mizner Blvd.,         President and the Chief
Boca Raton, FL 33432           Insurance Officer of
11-11-1930                     Equitable; Chairman and
(1988)                         Chief Executive Officer
                               of Evlico;  Director of
                               Avon, BP (oil and gas),
                               Ecolab Incorporated
                               (specialty chemicals),
                               Tandem Financial Group
                               and Donaldson, Lufkin &
                               Jenrette Securities
                               Corporation; former
                               Governor at Large,
                               National Association of
                               Securities Dealers, Inc.

David H. Dievler,#             Independent                  98            None
P.O. Box 167,                  consultant.  Until
Spring Lake, NJ 07762          December 1994 he was
10-23-1929                     Senior Vice President
(1988)                         of ACMC responsible for
                               mutual fund
                               administration.  Prior
                               to joining ACMC in 1984
                               he was Chief Financial
                               Officer of Eberstadt
                               Asset Management since
                               1968.  Prior to that he
                               was Senior Manager at
                               Price Waterhouse & Co.
                               Member of American
                               Institute of Certified
                               Public Accountants
                               since 1953.

John H. Dobkin,#               Consultant.  Formerly        96            None
P.O. Box 12,                   President of Save
Annandale, NY 12504            Venice, Inc.
2-19-1942                      (preservation
(1999)                         organization) from
                               2001-2002, Senior
                               Advisor from June
                               1999-June 2000 and
                               President of Historic
                               Hudson Valley (historic
                               preservation) from
                               December 1989-May
                               1999.  Previously,
                               Director of the
                               National Academy of
                               Design and during
                               1988-1992, Director and
                               Chairman of the Audit
                               Committee of ACMC.

Michael J. Downey,#            Consultant since             66         Asia
c/o Alliance Capital           January 2004.  Formerly                 Pacific
Management, L.P.               managing partner of                     Fund,
1345 Avenue of the Americas    Lexington Capital, LLC                  Inc. and
New York, NY 10105             (investment advisory                    the
1-26-1944                      firm) from December                     Merger
(2005)                         1997 until December                     Fund
                               2003.  Prior thereto,
                               Chairman and CEO of
                               Prudential Mutual Fund
                               Management from 1987 to
                               1993.

----------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person," as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
*** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396 at that date. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
#    Member of the Audit Committee and the Governance and Nominating Committee.

          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Governance and Nominating Committee. The members of the Audit and Governance and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for certain Portfolios that provide for waiver of fees by the Adviser or reimbursement of expenses if needed to maintain certain monthly distribution rates, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that each Portfolio reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                         AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                               DOLLAR RANGE              SECURITIES IN THE
                               OF EQUITY SECURITIES      ALLIANCEBERNSTEIN
                               IN THE FUND AS OF         FUND COMPLEX AS OF
                               DECEMBER 31, 2004         DECEMBER 31, 2004
                               -----------------         -----------------

Marc O. Mayer                  None                      Over $100,000
Ruth Block                     None                      Over $100,000
David H. Dievler               $50,001-$100,000          Over $100,000
John H. Dobkin                 None                      Over $100,000
Michael J. Downey              None                      None
William H. Foulk, Jr.          None                      Over $100,000

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*           POSITION(S)             PRINCIPAL OCCUPATION
AND DATE OF BIRTH        HELD WITH FUND          DURING PAST 5 YEARS
-----------------        --------------          -------------------

Marc O. Mayer,           President and Chief     See biography above.
10-2-1957                Executive Officer

Robert B. Davidson III,  Senior Vice             Senior Vice President of
4-8-1961                 President               ACMC,** with which he has been
                                                 associated since prior to 2000.

Philip L. Kirstein,      Senior Vice President   Senior Vice President and
5-29-1945                and Independent         Independent Compliance Officer
                         Compliance Officer      - Mutual Funds of ACMC,** with
                                                 which he has been associated
                                                 since October 2004.  Prior
                                                 thereto, he was Of Counsel to
                                                 Kirkpatrick & Lockhart, LLP
                                                 from October 2003 to October
                                                 2004, and General Counsel and
                                                 First Vice President of Merrill
                                                 Lynch Investment Managers, L.P.
                                                 since prior to 2000.

David M. Dowden,         Vice President          Senior Vice President of
11-21-1965                                       ACMC,** with which he has been
                                                 associated since 2000.

Terrance T. Hults,       Vice President          Senior Vice President of
5-17-1966                                        ACMC,** with which he has been
                                                 associated since prior to 2000.

William E. Oliver,       Vice President          Senior Vice President of
9-21-1949                                        ACMC,** with which he has been
                                                 associated since prior to 2000.

Mark R. Manley,          Secretary               Senior Vice President, Deputy
10-23-1962                                       General Counsel and Chief
                                                 Compliance Officer of ACMC,**
                                                 with which he has been
                                                 associated since prior to 2000.

Andrew L. Gangolf,       Assistant Secretary     Senior Vice President and
8-15-1954                                        Assistant General Counsel of
                                                 AllianceBernstein Investment
                                                 Research and Management, Inc.
                                                 ("ABIRM"),** with which he has
                                                 been associated since prior to
                                                 2000.

Mark D. Gersten,         Treasurer and Chief     Senior Vice President of AGIS**
10-4-1950                Financial Officer       and Vice President of ABIRM,**
                                                 with which he has been
                                                 associated since prior to 2000.

Thomas R. Manley,        Controller              Vice President of ACMC,** with
8-3-1951                                         which he has been associated
                                                 since prior to 2000.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

          The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2004, the aggregate compensation paid to each of the Directors during calendar year 2004 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                     Total
                                                                     Number of
                                                                     Investment
                                                      Total          Portfolios
                                                      Number         within the
                                                      of Funds       Alliance-
                                                      in the         Bernstein
                                                      Alliance-      Fund
                                       Total          Bernstein      Complex,
                                       Compensation   Fund Complex,  Including
                                       From the       Including      the Fund,
                                       Alliance-      the Fund,      as to
                       Aggregate       Bernstein      as to which    which the
                       Compensation    Fund Complex,  the Director   Director is
Name of Director       From            Including      is a Director  a Director
of the Fund            the Fund        the Fund       or Trustee     or Trustee
----------------       --------        --------       ----------     ----------

Marc O. Mayer           $-0-            $-0-              38              66
Ruth Block              $2,945          $223,200          41              94
David H. Dievler        $2,924          $268,250          45              98
John H. Dobkin          $2,931          $252,900          43              96
Michael J. Downey       $-0-            $-0-              38              66
William H. Foulk, Jr.   $4,519          $465,250          49             113

          As of January 7, 2005, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          During the fiscal year ended October 31, 2004, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,064,679, $396,208, $857,655, $1,824,564 and $342,274, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described above aggregating $614,075, $461,383, $397,468, $928,034 and $428,569
for the National, Insured National, New York, California and Insured California Portfolios, respectively.

          During the fiscal year ended October 31, 2004, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $871,909, $292,814, $1,603,684, $2,066,437 and $252,130, respectively, which constituted approximately 1.0% of the aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $-0-, $-0-, $-0-, $-0- and $-0- for the National, Insured National, New York, California and Insured California Portfolios, respectively. For the National, Insured National, New York, California and Insured California Portfolios, $348,573, $79,946, $79,212, $1,228,298 and $49,617, respectively, were used to offset the distribution services fees paid in prior years.

          During the fiscal year ended October 31, 2004, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $744,968, $135,316, $479,922, $1,535,522 and $211,337, respectively, which constituted approximately 1.0% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described above aggregating $99,464, $75,273, $61,112, $169,617 and $97,163 for the
National, Insured National, New York, California and Insured California Portfolios, respectively.

          Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:


National Portfolio
------------------

                                         Class A Shares           Class B Shares          Class C Shares
                                         (For the Fiscal          (For the Fiscal         (For the Fiscal
                                         year ended               year ended              year ended
Category of Expense                      October 31, 2004)        October 31, 2004)       October 31, 2004)
-------------------                      ------------------       -----------------       -----------------
Advertising/Marketing                    $   1,661                 $     529              $     266

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $   1,223                 $     996              $     497

Compensation to Underwriters             $ 327,407                 $  91,218              $  52,698

Compensation to Dealers                  $ 996,376                 $ 277,977              $ 734,557


Compensation to Sales Personnel          $  53,186                 $  11,532              $   8,434

Interest, Carrying or Other
Financing Charges                        $     -0-                 $  61,172              $     801

Other (includes personnel costs
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $ 298,901                 $  79,912              $  47,179

Totals                                 $ 1,678,754                 $ 523,336              $ 844,432
                                      ==============             =============          ==============


Insured National Portfolio
--------------------------

                                         Class A Shares           Class B Shares          Class C Shares
                                         (For the Fiscal          (For the Fiscal         (For the Fiscal
                                         year ended               year ended              year ended
Category of Expense                      October 31, 2004)        October 31, 2004)       October 31, 2004)
-------------------                     ------------------        -----------------       -----------------

Advertising/Marketing                    $   1,045                 $     396              $     263

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $   1,273                 $     505              $     187

Compensation to Underwriters             $ 233,040                 $  61,744              $  34,106

Compensation to Dealers                  $ 399,505                 $  73,173              $ 142,457

Compensation to Sales Personnel          $  12,314                 $   3,001              $   2,926

Interest, Carrying or Other
Financing Charges                        $      -0-                $  19,778              $     240

Other (includes personnel costs
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $ 210,414                 $  54,271              $  30,410

Totals                                   $ 857,591                 $ 212,868              $ 210,589
                                      ==============             =============          ==============


New York Portfolio
------------------

                                         Class A Shares           Class B Shares          Class C Shares
                                         (For the Fiscal          (For the Fiscal         (For the Fiscal
                                         year ended               year ended              year ended
Category of Expense                      October 31, 2004)        October 31, 2004)       October 31, 2004)
-------------------                     ------------------        -----------------       -----------------

Advertising/Marketing                    $   1,281                 $     908              $     227

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $   3,350                 $   2,681              $     330

Compensation to Underwriters             $ 208,627                 $ 218,238              $  35,518

Compensation to Dealers                  $ 804,177                 $ 898,775              $ 463,410

Compensation to Sales Personnel          $  52,298                 $  60,377              $   9,066

Interest, Carrying or Other
Financing Charges                        $      -0-                $ 141,759              $     941

Other (includes personnel costs
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the marketing
personnel conducting seminars)          $ 185,390                 $ 201,734              $  31,542

Totals                                 $ 1,255,123                $1,524,472              $ 541,034
                                      ==============             =============          ==============


California Portfolio
--------------------

                                         Class A Shares           Class B Shares          Class C Shares
                                         (For the Fiscal          (For the Fiscal         (For the Fiscal
                                         year ended               year ended              year ended
Category of Expense                      October 31, 2004)        October 31, 2004)       October 31, 2004)
-------------------                     ------------------        -----------------       -----------------

Advertising/Marketing                    $   2,330                 $     582              $     557

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $   6,378                 $   3,385              $   2,215

Compensation to Underwriters             $ 477,980                 $  86,210              $  96,113

Compensation to Dealers                $ 1,733,985                 $ 483,716             $ 1,500,091

Compensation to Sales Personnel          $  99,921                 $  13,680              $  17,864

Interest, Carrying or Other
Financing Charges                        $      -0-                $ 173,110              $   1,596

Other (includes personnel costs
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $ 432,004                 $  77,456              $  86,703
Totals                                 $  2,752,598                $ 838,139            $  1,705,139
                                      ==============             =============          ==============


Insured California Portfolio

                                         Class A Shares           Class B Shares          Class C Shares
                                         (For the Fiscal          (For the Fiscal         (For the Fiscal
                                         year ended               year ended              year ended
Category of Expense                      October 31, 2004)        October 31, 2004)       October 31, 2004)
-------------------                     ------------------        -----------------       -----------------


Advertising/Marketing                    $   1,127                 $     317              $     234

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                $     538                 $     611              $     299

Compensation to Underwriters             $ 219,143                 $  56,715              $  47,134

Compensation to Dealers                  $ 348,091                 $  61,984              $ 213,046

Compensation to Sales Personnel          $   9,248                 $   3,625              $   3,172

Interest, Carrying or Other
Financing Charges                        $     -0-                 $  26,261              $     353

Other (includes personnel costs
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the marketing
personnel conducting seminars)           $ 192,696                 $  53,000              $  44,262

Totals                                   $ 770,843                 $ 202,513              $ 308,500
                                      ==============             =============          ==============

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of October 31, 2004, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

            Amount of Unreimbursed Distribution Expenses Carried Over
                   (as a percentage of the Class's net assets)

                                      Class B                     Class C
                                      -------                     -------

National               $4,236,898      (5.9%)     $4,488,094      (6.5%)
Insured National       $3,623,596     (15.8%)     $1,793,252     (14.7%)
California             $8,645,225      (4.9%)     $5,484,256      (3.9%)
Insured California     $3,093,722     (14.4%)     $1,589,508      (8.1%)
New York               $7,770,000      (5.1%)     $2,587,610      (5.7%)

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect with respect to each class of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term at their meeting held on June 15-17, 2004.

          In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended October 31, 2004, the Fund paid AGIS $775,465 under the transfer agency agreement.

          AGIS acts as the transfer agent for the Portfolios. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolios, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolios, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix D.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios."

General
-------

          Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

          Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). The risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Portfolios, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Portfolios, the Portfolios will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Portfolio will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Portfolio will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of a Portfolio's shares, shareholders will not be able to acquire those shares, including through an exchange.

          The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payments by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV on the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended October 31, 2002, 2003 and 2004, the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $853,478, $407,830 and $395,764, respectively; the Insured National Portfolio were $196,767, $89,420 and $84,229, respectively; the New York Portfolio were $784,785, $559,436 and $434,563, respectively; the California Portfolio were $1,707,915, $1,140,637 and $589,742, respectively; and the Insured California Portfolio were $206,200, $241,737 and $69,585, respectively; of that amount, the Principal Underwriter received the amounts of $43,836, $26,321 and $28,633, respectively, for the National Portfolio; $9,922, $5,532 and $5,256, respectively, for the Insured National Portfolio; $49,085, $32,928 and $25,534, respectively, for the New York Portfolio; $111,516, $65,853 and $39,251, respectively, for the California Portfolio; and, $14,558, $10,603 and $4,636, respectively, for the Insured California Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal years ended in 2002, 2003 and 2004 the Principal Underwriter received in CDSCs with respect to Class A redemptions $39,214, $16,346 and $16,602, respectively, for the National Portfolio; $4,162, $1,380 and $2,404, respectively, for the Insured National Portfolio; $30,995, $67,038 and $-0-, respectively, for the California Portfolio; $46,806, $2,963 and $10,715, respectively, for the Insured California Portfolio; and $16,639, $11,793 and $5,756, respectively, for the New York Portfolio. During the fiscal years ended in 2002, 2003 and 2004 the Principal Underwriter received in CDSCs with respect to Class B redemptions $139,902, $118,858 and $212,576, respectively, for the National Portfolio; $49,885, $41,187 and $116,486, respectively, for the Insured National Portfolio; $307,229, $325,390 and $51,091, respectively, for the California Portfolio; $41,632, $62,347 and $178,015, respectively, for the Insured California Portfolio; and $264,248, $259,044 and $66,144, respectively, for the New York Portfolio. During the fiscal years ended in 2002, 2003 and 2004, the Principal Underwriter received in CDSCs with respect to Class C redemptions $21,023, $12,504 and $12,240, respectively, for the National Portfolio; $5,834, $4,318 and $64,243, respectively, for the Insured National Portfolio; $59,108, $45,189 and $707, respectively, for the California Portfolio; $4,530, $6,936 and $3,197, respectively, for the Insured California Portfolio; and $27,178, $10,181 and $3,392, respectively, for the New York Portfolio.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge

                                                                  Discount or
                                                                 Commission to
                                                  As % of      Dealers or Agents
Amount of                     As % of Net       the Public       of up to % of
Purchase                    Amount Invested   Offering Price     Offering Price
--------                    ---------------   --------------     --------------

Up to $100,000.............     4.44%             4.25%              4.00%
$100,000 up to $250,000....     3.36              3.25               3.00
$250,000 up to $500,000....     2.30              2.25               2.00
$500,000 up to 1,000,000*..     1.78              1.75               1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors or Trustees of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Contingent Deferred Sales Charge
--------------------------------

          Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                               Contingent Deferred Sales
                                               Charge for the Portfolios
       Year Since Purchase             as a % of Dollar Amount Subject to Charge
       -------------------             -----------------------------------------

         First                                       3.0%
         Second                                      2.0%
         Third                                       1.0%
         Fourth                                      None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Advisor Class Shares
--------------------

          Advisor Class shares of a Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Portfolio in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
     -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
     -AllianceBernstein Corporate Bond Portfolio
     -AllianceBernstein Quality Bond Portfolio
     -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
     -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
     -California Portfolio
     -Insured California Portfolio
     -Insured National Portfolio
     -National Portfolio
     -New York Portfolio
AllianceBernstein Municipal Income Fund II
     -Arizona Portfolio
     -Florida Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
     -AllianceBernstein Global Value Fund
     -AllianceBernstein International Value Fund
     -AllianceBernstein Small/Mid Cap Value Fund
     -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
     -AllianceBernstein Balanced Wealth Strategy
     -AllianceBernstein Growth Fund
     -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
     -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein Short Duration Portfolio
     -AllianceBernstein Tax-Managed International Portfolio -AllianceBernstein International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on that date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of such Portfolio at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          Your financial advisor's firm receives compensation from the Portfolio, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolios and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          A.G. Edwards
          AIG Advisor Group
          American Express Financial Advisors
          AXA Advisors
          Bank One Securities Corp.
          BNY Investment Center
          Charles Schwab
          Chase Investment Services
          Citigroup Global Markets
          Commonwealth Financial
          IFMG Securities
          ING Advisors Network
          Legg Mason
          Lincoln Financial Advisors
          Linsco Private Ledger
          Merrill Lynch
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          NPH Holdings
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Securities America
          SunTrust Bank
          UBS Financial
          Uvest Financial Services
          Wachovia Securities
          Wells Fargo

          Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those described herein.

Automatic Investment Program
\----------------------------

          Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only
-------------------------------------

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card which is included in the Subscription Application to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The per share NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Portfolio's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to its oversight, the Fund's Board has delegated responsibility for valuing each Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

General
-------

          Each Portfolio of the Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

          Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

          Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

          The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

          Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

          For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

          Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

          Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

          If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

          Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

          Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

          California Portfolio and Insured California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio and Insured California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

          New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities.

          Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

--------------------------------------------------------------------------------

                      BROKERAGE AND PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and of placing of orders for portfolio securities for each of the Fund's Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

          The Fund may from time to time place orders for the purchase or sale of securities with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended October 31, 2002, 2003 and 2004 the National, Insured National, California, Insured California and New York Portfolios incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance may post portfolio holdings information on Alliance's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Directors determine that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

          The Fund is a Maryland corporation organized in 1987. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund, Inc. to AllianceBernstein Municipal Income Fund, Inc.

          The authorized capital stock of the Fund consists solely of 45,350,000,000 shares of Common Stock having a par value of $.001 per share, of which 9,100,000,000 shares are presently designated for each of the Insured National and National Portfolios and 9,050,000,000 shares are presently designated for each of the California, Insured California and New York Portfolios. Shares issued are fully paid and non-assessable. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

          The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

          As of January 7, 2005, there were outstanding 201,621,119 voting shares of common stock of the Fund, including, 33,689,327 Class A shares, 6,667,944 Class B shares and 6,569,299 Class C shares of the National Portfolio; 12,472,159 Class A shares, 2,074,543 Class B shares and 1,158,412 Class C shares of the Insured National Portfolio; 27,883,720 Class A shares, 15,130,592 Class B shares and 4,520,780 Class C shares of the New York Portfolio; 53,716,137 Class A shares, 15,261,645 Class B shares and 12,670,479 Class C shares of the California Portfolio; and 7,016,875 Class A shares, 1,447,561 Class B shares and 1,341,646 Class C shares of the Insured California Portfolio.

          The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 7, 2005.

                                                  NO. OF SHARES        % OF
NAME AND ADDRESS                                  OF CLASS             CLASS
----------------                                  --------             -----

NATIONAL PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       1,703,892              5.06%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        4,033,123             11.97%

CLASS B SHARES:
--------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        1,151,866             17.27%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                         656,527              9.85%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                          541,709              8.12%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       1,995,613             30.38%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          572,646              8.72%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                           424,543              6.46%

Dean Witter Reynolds
Attn Mutual Fund Opers
2 Harborside Plaza 2nd FL
Jersey City, NJ 07311                               333,336              5.07%

INSURED NATIONAL PORTFOLIO
--------------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W. 34th St FL 3
New York, NY  10001-2402                            732,264              5.87%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          962,635              7.72%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                          651,071              5.22%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. 4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                         390,406             18.82%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          210,033             10.12%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                           313,118             15.09%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2403                              70,367              6.07%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. 4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                         531,617             45.89%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           72,195              6.23%

NEW YORK PORTFOLIO
------------------

CLASS A SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           3,909,867             14.02%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        2,494,730              8.95%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           1,391,523              9.21%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       1,102,099              7.28%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        3,273,057             21.61%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                             451,508              9.99%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486                       1,285,148             28.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          386,694              8.55%

CALIFORNIA PORTFOLIO
--------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           6,820,184             12.70%

Dean Witter Reynolds
ATTN: Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311                             3,566,930              6.64%

MLPF&S for the Sole Benefit of its
Customers
ATTN: Fund Admin 4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       4,886,412              9.10%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        3,573,430              6.65%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                        3,485,228              6.49%

CLASS B SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                             960,766              6.30%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       1,081,733              7.09%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          954,230              6.25%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           1,133,994              8.95%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       3,384,022             26.76%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          863,281              6.81%

INSURED CALIFORNIA PORTFOLIO
----------------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                             769,337             10.96%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. 4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                         702,685             10.01%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          605,037              8.62%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                           382,756              5.45%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                         175,330             12.11%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           87,246              6.03%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                             370,367             27.61%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486                         315,420             23.51%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311                               93,789              6.99%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                            71,249              5.31%

Custodian
---------

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Municipal Income Fund, Inc. for the fiscal year ended October 31, 2004 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated October 31, 2004, was filed on Form N-CSR with the Commission on January 10, 2005. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

                  APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Standard & Poor's Bond Ratings
------------------------------

          A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

          Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

          The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

          Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa
- judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper
--------------------

          "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well- established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

          Investment Grade

          AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          Speculative Grade

          BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

          DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

          F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

          While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

          For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectuses.

--------------------------------------------------------------------------------

                APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS

--------------------------------------------------------------------------------

Futures Contracts
-----------------

          Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures
---------------------

          The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

          Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

          In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts
----------------------------

          Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios have claimed an exclusion from the definition of the term "commodity pool operation" under the Commodity Exchange Act and therefore are not subject to regulation as a Pool Operation under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

          The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

--------------------------------------------------------------------------------

                                   APPENDIX C:
               OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES

--------------------------------------------------------------------------------

Options on Municipal and U.S. Government Securities
---------------------------------------------------

          Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Description of the Portfolios - Description of Additional Investment Practices -- Options on Municipal and U.S. Government Securities."

          The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

          Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the- money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at- the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of- the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

--------------------------------------------------------------------------------

                                   APPENDIX D:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records
--------------------

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


00250.0073 #611918